UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders
(a)    The 2021 Annual Meeting of Shareholders of Signet Jewelers Limited (the “Company”) was held on June 25, 2021 (the "Annual Meeting").
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of twelve members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
H. Todd Stitzer	50,501,728	90,482	66,620	2,494,929
Virginia C. Drosos	50,480,689	115,611	62,530	2,494,929
André V. Branch	50,551,770	42,796	64,264	2,494,929
R. Mark Graf	50,421,484	171,430	65,916	2,494,929
Zackery Hicks	50,479,662	113,703	65,465	2,494,929
Helen McCluskey	50,480,278	114,633	63,919	2,494,929
Sharon L. McCollam	48,575,916	2,019,174	63,740	2,494,929
Nancy A. Reardon	50,363,597	231,483	63,750	2,494,929
Jonathan Seiffer	50,424,940	168,136	65,754	2,494,929
Brian Tilzer	50,479,065	114,554	65,211	2,494,929
Eugenia Ulasewicz	50,363,098	231,865	63,867	2,494,929
Dontá L. Wilson	50,551,270	43,747	63,813	2,494,929
Proposal Two:
Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of the Annual Meeting until the conclusion of the next annual meeting of shareholders and authorization of the Audit Committee to determine its compensation.

For	Against	Abstain	Broker Non-Votes
52,875,408	216,347	62,004	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
49,764,858	812,970	81,002	2,494,929

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	June 29, 2021	By:	/s/ Joan Hilson
		Name:	Joan Hilson
		Title:	Chief Financial and Strategy Officer